EXHIBIT 23.2

                          Independent Auditors' Consent



The Board Of Directors
Optimal Robotics Corp.



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65530) of Optimal Robotics Corp. of our report dated February 9, 2001 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Chartered Accountants



Montreal, Quebec, Canada

March 27, 2003











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